Summary of Federal Income Tax Expense Attributable to Income (Parenthetical) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Summary of percentage computed by applying the U.S. federal income tax rate to (loss) income before federal income taxes and noncontrolling interests
Income tax expense benefit remeasurement of deferred tax liabilities net	$ 17	$ (541)
Government sequestration fee payable		11
Government sequestration fee waived		$ 11